STRONG INCOME FUNDS


STRONG CORPORATE BOND FUND                           STRONG FUNDS
STRONG GOVERNMENT SECURITIES FUND                    P.O. Box 2936
STRONG HIGH-YIELD BOND FUND                          Milwaukee, Wisconsin 53201
STRONG SHORT-TERM BOND FUND                          TELEPHONE: (414) 359-1400
STRONG SHORT-TERM HIGH YIELD BOND FUND               TOLL-FREE: (800) 368-3863
                                                DEVICE FOR THE HEARING-IMPAIRED:
                                                                 (800) 999-2780

                                                            www.strongfunds.com

The Strong Family of Funds ("Strong Funds") is a family of more than thirty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Income Funds are described in this Prospectus.
This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated March 1, 1998 ("SAI"), which contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). The SAI, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading this Prospectus, you may do so by accessing the SEC's World Wide Web site (http://www.sec.gov) that contains the SAI regarding the Funds and other related materials.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE STRONG HIGH-YIELD BOND AND STRONG SHORT-TERM HIGH YIELD BOND FUNDS MAY INVEST UP TO 100% OF THEIR NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL THAN ARE HIGHER-RATED BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS. (SEE THE PROSPECTUS SECTION ENTITLED "FUNDAMENTALS OF FIXED INCOME INVESTING - CREDIT QUALITY - HIGH-YIELD (HIGH-RISK) SECURITIES.")

                                 March 1, 1998, as
                           supplemented November 16, 1998

                              STRONG INCOME FUNDS
The Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Corporate Bond Fund, Inc. are separately incorporated, diversified, open-end management investment companies. The Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund are diversified series of Strong Income Funds, Inc., which is an open-end management investment company.
STRONG CORPORATE BOND FUND ("Corporate Bond Fund") seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in investment-grade corporate debt obligations.
STRONG GOVERNMENT SECURITIES FUND ("Government Securities Fund") seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund normally invests at least 80% of its net assets in U.S. government securities.
STRONG HIGH-YIELD BOND FUND ("High-Yield Bond Fund") seeks total return by investing for a high level of current income and capital growth. The Fund invests primarily in medium- and lower-quality corporate debt obligations. STRONG SHORT-TERM BOND FUND ("Short-Term Bond Fund") seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade debt obligations, and its average portfolio maturity will normally be between one and three years.
STRONG SHORT-TERM HIGH YIELD BOND FUND ("Short-Term High Yield Bond Fund") seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in medium- and lower-quality debt obligations, and its average portfolio maturity will normally be between one and three years.

                               TABLE OF CONTENTS

EXPENSES                                                                    I-4
FINANCIAL HIGHLIGHTS                                                        I-5
HIGHLIGHTS                                                                  I-11
INVESTMENT OBJECTIVES AND POLICIES                                          I-12
     Comparing the Funds     I-13
Strong Corporate Bond Fund     I-14
Strong Government Securities Fund     I-14
Strong High-Yield Bond Fund     I-15
Strong Short-Term Bond Fund     I-15
Strong Short-Term High Yield Bond Fund     I-16
FUNDAMENTALS OF FIXED INCOME INVESTING                                     I-16
IMPLEMENTATION OF POLICIES AND RISKS                                       I-19
ABOUT THE FUNDS                                                            I-27
SHAREHOLDER MANUAL                                                         II-1

                                       2

APPENDIX                                                                    A-1

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                                    EXPENSES
The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                   NONE
Sales Load Imposed on Reinvested Dividends        NONE
Deferred Sales Load                               NONE
Redemption Fees                                   NONE
Exchange Fees                                     NONE

There are certain charges associated with retirement accounts (such as a $10 charge for closing an IRA account) and with certain other special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge fees for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                            MANAGEMENT  OTHER       12B-1        TOTAL OPERATING
FUND                        FEES        EXPENSES    FEES         EXPENSES
--------------------------  ----------- ----------  ------------ ---------------
Corporate Bond              0.625%      0.33%        NONE        0.96%

--------------------------  ----------- ----------  ------------ ---------------
Government Securities       0.60        0.24         NONE        0.84

--------------------------  ----------- ---------  ------------ ----------------
High-Yield Bond             0.625       0.21         NONE        0.84

--------------------------  ----------- ---------  ------------ ----------------
Short-Term Bond             0.625       0.22         NONE        0.85

--------------------------  --------------------- ------------ -----------------
Short-Term High Yield Bond  0.625       0.35         NONE        0.98


                                       3


From time to time, the Funds' investment advisor, Strong Capital Management, Inc. ("Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above are based on actual expenses incurred during the fiscal year ended October 31, 1997. During the fiscal year ended October 31, 1997, the Advisor waived its management fee and absorbed certain expenses for the High-Yield Bond Fund. The actual total operating expenses incurred for such fiscal year by the High-Yield Bond Fund after waivers and absorptions was 0.58%. (See "Financial Highlights.") Therefore, the expenses specified in the table above for the High-Yield Bond Fund have been restated for the fiscal year ended October 31, 1997 to include such management fees and expenses. For additional information concerning fees and expenses, see "About the Funds - Management."

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:


                                  PERIOD (IN YEARS)
FUND                         1        3        5        10

Corporate Bond              $10      $31      $53      $118
Government Securities       9        27       47       104
High-Yield Bond             9        27       47       104
Short-Term Bond             9        27       47       105
Short-Term High Yield Bond  10       32       55       121

The Example is based on each Fund's "Total Operating Expenses" before any waivers and absorptions, as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.

                              FINANCIAL HIGHLIGHTS
The following annual Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the Funds for the fiscal year ended October 31, 1997 is included in the Annual Report of the Income Funds that is contained in the SAI. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period ended as indicated.

STRONG CORPORATE BOND FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations                          Less Distributions

                                       Net Realized
                  Net Asset            and Unrealized Total                 In Excess                   Net Asset
                  Value,    Net        Gains          from       From Net   of Net     From Net Total   Value,
                  Beginning Investment (Losses) on    Investment Investment Investment Realized Distri- End of
                  of Period Income     Investments    Operations Income     Income     Gains    butions Period
Oct. 31, 1997    $10.64     $0.74       $0.44         $1.18      ($0.74)      --         --     ($0.74) $11.08
Oct. 31, 1996     10.56      0.73        0.08          0.81       (0.73)      --         --     (0.73)   10.64
Oct. 31, 1995 (b)  9.36      0.63        1.22          1.85       (0.63)    ($0.02)        --   (0.65)   10.56
Dec. 31, 1994     10.24      0.73       (0.87)        (0.14)      (0.73)     (0.01)         --  (0.74)    9.36
Dec. 31, 1993      9.40      0.70        0.84          1.54       (0.70)      --         --     (0.70)   10.24
Dec. 31, 1992      9.37      0.82        0.03          0.85       (0.82)      --         --     (0.82)    9.40
Dec. 31, 1991      8.87      0.76        0.50          1.26       (0.76)      --         --     (0.76)    9.37
Dec. 31, 1990     10.57      1.06       (1.70)        (0.64)      (1.06)      --         --     (1.06)    8.87
Dec. 31, 1989     11.88      1.40       (1.31)         0.09       (1.40)      --         --     (1.40)   10.57
Dec. 31, 1988     11.64      1.17        0.24          1.41       (1.17)      --         --     (1.17)   11.88
Dec. 31, 1987     12.65      1.23       (0.67)         0.56       (1.53)      --      ($0.04)   (1.57)   11.64

Ratios and Supplemental Data


        Net                     Ratio of Net
        Assets,     Ratio of    Investment
        End of      Expenses    Income        Portfolio
Total   Period (In  to Average  to Average    Turnover
Return  Millions)   Net Assets  Net Assets    Rate
+11.5%  $492        1.0%        6.8%          542.4%
+8.0%   298         1.0%        7.0%          672.8%
+20.3%  218         1.0%*       7.5%*         621.4%
-1.3%   123         1.1%        7.6%          603.0%
+16.8%  123         1.1%        7.0%          665.8%
+9.4%   103         1.3%        8.7%          557.0%
+14.8%  92          1.5%        8.4%          392.4%
-6.2%   92          1.4%        11.2%         293.5%
+0.4%   195         1.2%        12.1%         207.2%
+12.5%  203         1.2%        9.8%          400.2%

                                       5

+4.5%   138         1.1%        10.6%         245.4%

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.

STRONG GOVERNMENT SECURITIES FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations                          Less Distributions

                                       Net Realized                                                              Net
                  Net Asset            and Unrealized Total                 In Excess           In Excess        Asset
                  Value,    Net        Gains          from       From Net   of Net     From Net of Net   Total   Value,
                  Beginning Investment (Losses) on    Investment Investment Investment Realized Realized Distri- End of
                  of Period Income     Investments    Operations Income     Income     Gains    Gains    butions Period
Oct. 31, 1997     $10.44    $0.65       $0.26         $0.91      ($0.65)      --        --       --     ($0.65)  $10.70
Oct. 31, 1996      10.60     0.63       (0.16)         0.47       (0.63)      --        --       --      (0.63)   10.44
Oct. 31, 1995 (b)   9.63     0.54        0.99          1.53       (0.54)    ($0.02)     --       --      (0.56)   10.60
Dec. 31, 1994      10.61     0.62       (0.98)        (0.36)      (0.62)      --        --       --      (0.62)    9.63
Dec. 31, 1993      10.39     0.66        0.63          1.29       (0.66)      --      ($0.32)  ($0.09)   (1.07)   10.61
Dec. 31, 1992      10.77     0.80        0.11          0.91       (0.80)      --       (0.49)    --      (1.29)   10.39
Dec. 31, 1991      10.10     0.77        0.84          1.61       (0.77)      --       (0.17)    --      (0.94)   10.77
Dec. 31, 1990      10.08     0.72        0.12          0.84       (0.72)      --       (0.10)    --      (0.82)   10.10
Dec. 31, 1989      9.98      0.78        0.17          0.95       (0.78)      --       (0.07)    --      (0.85)   10.08
Dec. 31, 1988      9.75      0.68        0.32          1.00       (0.68)      --       (0.09)    --      (0.77)    9.98
Dec. 31, 1987      10.09     0.65       (0.34)         0.31       (0.65)      --        --       --      (0.65)    9.75

Ratios and Supplemental Data

        Net                     Ratio of Expenses  Ratio of Net
        Assets,     Ratio of    to Average Net     Investment
        End of      Expenses    Assets Without     Income      Portfolio
Total   Period (In  to Average  Waivers and        to Average  Turnover
Return  Millions)   Net Assets  Absorptions        Net Assets  Rate

                                       6

 +9.1%  $843         0.8%        0.8%               6.2%        474.9%
 +4.6%   638         0.9%        0.9%               6.0%        457.6%
+16.2%   456         0.9%*       0.9%*              6.2%*       409.2%
 -3.4%    277         0.9%        0.9%               6.2%        479.0%
+12.7%   222         0.8%        1.0%               6.0%        520.9%
 +9.2%    82         0.7%        1.2%               7.7%        628.8%
+16.7%    52         0.8%        1.4%               7.5%        292.9%
 +8.7%    41         1.3%        1.5%               7.2%        254.2%
 +9.9%    35         1.3%        1.6%               7.6%        421.6%
+10.5%    25         0.4%        1.6%               6.9%      1,727.8%
 +3.4%    11         1.0%        1.6%               6.6%        715.0%

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.

STRONG HIGH-YIELD BOND FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations                          Less Distributions

                   Net Asset              Net Realized     Total                                           Net Asset
                   Value,     Net         and Unrealized   from        From Net    From Net                Value,
                   Beginning  Investment  Gains on         Investment  Investment  Realized  Total         End of
                   of Period  Income      Investments      Operations  Income      Gains     Distributions Period
Oct. 31, 1997      $11.26     $1.05       $0.81            $1.86       ($1.05)     ($0.13)   ($1.18)        $11.94
Oct. 31, 1996 (b)   10.00      0.84        1.26             2.10        (0.84)       --       (0.84)         11.26

Ratios and Supplemental Data

        Net                       Ratio of Expenses       Ratio of Net
        Assets,     Ratio of      to Average Net          Investment
        End of      Expenses      Assets Without          Income          Portfolio
Total   Period (In  to Average    Waivers and             to Average      Turnover
Return  Millions)   Net Assets    Absorptions             Net Assets      Rate
+17.3%  $510        0.6%            0.8%                    8.9%          409.3%
+21.7%  217         0.0%*           1.0%*                   9.6%*         390.8%

                                       7


     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is December 28, 1995. Total return and portfolio turnover rate are not annualized.

STRONG SHORT-TERM BOND FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations                          Less Distributions

                                        Net Realized
                  Net Asset             and Unrealized Total                 In Excess  From                   Net Asset
                  Value,     Net        Gains          From       From Net   of Net     Net                    Value,
                  Beginning  Investment (Losses) on    Investment Investment Investment Realized Total         End of
                  of Period  Income     Investments    Operations Income     Income     Gains    Distributions Period
Oct. 31, 1997     $09.75     $0.69      $0.03          $0.72      ($0.69)      --          --      ($0.69)      $9.78
Oct. 31, 1996      9.77       0.69      (0.02)          0.67       (0.69)      --          --       (0.69)        9.75
Oct. 31, 1995 (b)  9.42       0.56       0.35           0.91       (0.56)      --          --       (0.56)        9.77
Dec. 31, 1994     10.23       0.64      (0.80)         (0.16)      (0.65)      --          --       (0.65)        9.42
Dec. 31, 1993      9.99       0.66       0.25           0.91       (0.66)    ($0.01)       --       (0.67)       10.23
Dec. 31, 1992     10.12       0.76      (0.11)          0.65       (0.76)      --        ($0.02)(c) (0.78)        9.99
Dec. 31, 1991      9.53       0.75       0.59           1.34       (0.75)      --          --       (0.75)       10.12
Dec. 31, 1990      9.86       0.81      (0.33)          0.48       (0.81)      --          --       (0.81)        9.53
Dec. 31, 1989     10.09       0.99      (0.18)          0.81       (0.99)      --        (0.05)     (1.04)        9.86
Dec. 31, 1988     10.03       0.86       0.13           0.99       (0.86)      --        (0.07)     (0.93)       10.09
Dec. 31, 1987     10.00       0.27       0.04           0.31       (0.27)      --        (0.01)     (0.28)       10.03

Ratios and Supplemental Data

        Net                     Ratio of Expenses    Ratio of Net
        Assets,     Ratio of    to Average Net       Investment
        End of      Expenses    Assets Without       Income       Portfolio
Total   Period (In  to Average  Waivers and          to Average   Turnover
Return  Millions)   Net Assets  Absorptions          Net Assets   Rate
+7.6%   $1,310        0.9%        0.9%                7.0%        193.8%
+7.1%    1,148        0.9%        0.9%                7.1%        191.5%
+9.9%    1,083        0.9%*       0.9%*               7.0%*       317.1%
-1.6%    1,041        0.9%        0.9%                6.5%        249.7%
+9.3%    1,532        0.8%        0.9%                6.3%        444.9%
+6.7%      757        0.6%        0.9%                7.3%        353.3%
+14.6%     165        1.0%        1.2%                7.8%        398.1%

                                       8

+5.3%      80        1.3%        1.3%                 8.6%        313.8%
+8.2%     130        1.1%        1.2%                 9.7%        177.0%
+10.1%    102        1.0%        1.2%                 8.5%        461.3%
+3.2%      17        0.1%*       0.8%*                8.8%*        45.2%

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.
(c)     Ordinary income distribution for tax purposes.

STRONG SHORT-TERM HIGH YIELD BOND FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations                          Less Distributions

                                          Net Realized
                   Net Asset              and Unrealized  Total                                            Net Asset
                   Value,     Net         Gains           from        From Net    From Net                 Value,
                   Beginning  Investment  on              Investment  Investment  Realized  Total          End of
                   of Period  Income      Investments     Operations  Income      Gains     Distributions  Period
Oct. 31, 1997 (b)  $10.00     $0.25       $0.24           $0.49       ($0.25)       --     ($0.25)         $10.24

Ratios and Supplemental Data

        Net                            Ratio of Expenses  Ratio of Net
        Assets,     Ratio of           to Average Net     Investment
        End of      Expenses           Assets Without     Income      Portfolio
Total   Period (In  to Average         Waivers and        to Average  Turnover
Return  Millions)   Net Assets         Absorptions        Net Assets  Rate
+4.9%   $45         1.0%*              1.0%*              7.7%*       96.2%

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is June 30, 1997. Total return and portfolio turnover rate are not annualized.

HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES
Each Fund has distinct investment objectives and policies. Each Fund seeks to provide income consistent with its maturity, quality, and other standards as set forth under "Investment Objectives and Policies."

IMPLEMENTATION OF POLICIES AND RISKS
The Funds may engage in derivative transactions, including options, futures, and options on futures transactions within specified limits. Each Fund may invest in when-issued securities, illiquid securities, repurchase agreements, and foreign securities, except the Government Securities Fund may only invest in U.S. dollar-denominated foreign securities. Each Fund may engage in reverse repurchase agreements and mortgage dollar roll transactions. The Short-Term Bond and Corporate Bond Funds may invest a portion of their assets, and the High-Yield Bond and Short-Term High Yield Bond Funds may invest without limitation, in junk bonds. (See "Implementation of Policies and Risks" and "Fundamentals of Fixed Income Investing - Credit Quality.")

MANAGEMENT
The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $28.6 billion. (See "About the Funds - Management.")

PURCHASE AND REDEMPTION OF SHARES
You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values of the Funds change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strongfunds.com. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

SHAREHOLDER SERVICES
Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; free check writing; and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")
DIVIDENDS AND OTHER DISTRIBUTIONS
The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")

                       INVESTMENT OBJECTIVES AND POLICIES
The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Income Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
Each Fund's risk and return potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, longer-maturity fixed-income securities carry higher yields and greater price volatility than shorter-term fixed-income securities. Similarly, fixed income securities issued by less-creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Fundamentals of Fixed Income Investing" for a more detailed discussion of the principles and risks associated with fixed income securities.)

COMPARING THE FUNDS
The following summary is intended to help distinguish the Funds and help you determine their suitability for your investments.

                            AVERAGE         CREDIT        INCOME       DEGREE OF SHARE-
FUND                        MATURITY        QUALITY       POTENTIAL    PRICE FLUCTUATION
----------------------------------------------------------------------------------------
CORPORATE BOND              7 to 12 years*  Primarily     Moderate to  Moderate
                                            investment    high
                                            grade
------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES       5 to 10 years*  100%          Moderate     Moderate
                                            investment    to high
                                            grade
------------------------------------------------------------------------------------------
HIGH-YIELD BOND             5 to 10 years*  At least 65%  High         Moderate to high
                                            rated BBB or
                                            lower
------------------------------------------------------------------------------------------
SHORT-TERM BOND             1 to 3 years    Primarily     Moderate     Low
                                            investment
                                            grade
------------------------------------------------------------------------------------------

SHORT-TERM HIGH YIELD BOND  1 to 3 years    At least 65%  Moderate to  Low to moderate
                                            rated BBB or  high
                                            lower
------------------------------------------------------------------------------------------

*Expected range

Each Fund has adopted certain fundamental investment restrictions that are set forth in the SAI. Those restrictions, each Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.

When the Advisor determines market conditions warrant a temporary defensive position, the Funds may each invest without limitation in cash and short-term fixed-income securities.

STRONG CORPORATE BOND FUND
The Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
The Fund is designed for long-term investors who want to pursue higher income than shorter-term securities generally provide and who are willing to accept the fluctuation in principal associated with longer-term debt obligations. While there are no maturity restrictions on the portfolio, it is anticipated that the Fund's average portfolio maturity will normally be between 7 and 12 years.
Under normal market conditions at least 65% of the Fund's total assets will be invested in the bonds of corporate issuers, which includes any corporate debt obligation. The Fund may invest up to 35% of its total assets in any other type of fixed income security, such as U.S. government securities and mortgage-backed issues. Under normal market conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which include a range of securities from those in the highest rating category to those rated medium-quality (E.G., BBB or higher by Standard & Poor's Rating Group

("S&P")). The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations and other high-yield (high-risk) securities (E.G., those bonds rated as low as C by S&P). (See "Fundamentals of Fixed Income Investing - Credit Quality.")

STRONG GOVERNMENT SECURITIES FUND
The Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
The Fund is designed for long-term investors who want to pursue higher income than shorter-term securities generally provide, who are willing to accept the fluctuation in principal associated with longer-term securities, and who seek the low credit risk that U.S. government securities generally carry.

Although the Fund must invest at least 80% of its net assets in U.S. government securities, the Advisor intends on investing at least 90% of its net assets in such securities under normal market conditions. The balance of the Fund's assets may be invested in other investment-grade debt obligations. While there are no maturity restrictions on the portfolio, it is anticipated that the Fund's average portfolio maturity will normally be between 5 and 10 years.

Under federal law, the interest income earned from U.S. Treasury securities is exempt from state and local taxes. All states allow mutual funds to "pass through" that exemption to their shareholders, although there are conditions to this treatment in some states. Because the requirements vary by state, you should consult the instructions to your state's income tax return or a qualified tax adviser to determine whether you may be able to exclude the Fund's distributions from your state and local taxable income. (See "About the Funds - Distributions and Taxes.")
STRONG HIGH-YIELD BOND FUND
The High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth.
The Fund is designed for investors who want to pursue higher income than higher-quality debt obligations generally provide and who are willing to accept the risk of principal fluctuation associated with medium- and lower-quality debt obligations. While there are no maturity restrictions for the Fund's debt obligations, it is anticipated that the Fund will maintain an average portfolio maturity of between 5 and 10 years.

The Fund invests primarily in medium- and lower-quality debt obligations. Under normal market conditions the Fund invests at least 65% of its total assets in medium- and lower-quality debt obligations of corporate issuers. Medium-quality debt obligations are those rated in the fourth-highest category (E.G., bonds rated BBB by S&P) or obligations determined by the Advisor to be of comparable quality. Medium-quality debt obligations, although considered investment grade, have some speculative characteristics. Lower-quality bonds, also commonly referred to as "non-investment-grade" bonds or "junk" bonds, are those rated below the fourth-highest category (E.G., those bonds rated as low as C by S&P) or bonds of comparable quality. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. (See "Fundamentals of Fixed Income Investing - Credit Quality 3/4 High-Yield (High-Risk) Securities" for further information on the risks associated with investing in medium- and lower-quality debt obligations.) The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.

STRONG SHORT-TERM BOND FUND

The Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.
The Fund is designed for investors who are willing to accept some fluctuation in principal in order to pursue a higher level of income than is generally available from money market securities. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.

The Fund invests primarily in short- and intermediate-term, investment-grade debt obligations. Under normal market conditions at least 65% of the Fund's total assets will be invested in debt obligations, such as corporate and U.S. government debt obligations. The Fund's average portfolio maturity will be between one and three years under normal market conditions.
Under normal market conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (E.G., BBB or higher by S&P). The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (E.G., BB by S&P) or unrated securities of comparable quality. (See "Fundamentals of Fixed Income Investing - Credit Quality.")

STRONG SHORT-TERM HIGH YIELD BOND FUND
The Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
The Fund is designed for investors who want to pursue higher income than higher-quality debt obligations generally provide and who are willing to accept the risk of principal fluctuation associated with medium- and lower-quality debt obligations. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE INVESTMENT OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.

The Fund invests primarily in medium- and lower-quality debt obligations. Under normal market conditions, at least 65% of the Fund's total assets will be invested in medium- and-lower quality debt obligations. The Fund intends to invest at least 80% of its net assets in debt obligations rated B- or above by S&P or other nationally recognized statistical rating organizations ("NRSROs"). The Fund's average portfolio maturity will be between one and three years under normal market conditions.
Medium-quality debt obligations are those in the fourth-highest category (E.G., bonds rated BBB by S&P) or obligations determined by the Advisor to be of comparable quality. Medium-quality debt obligations, although considered investment grade, have some speculative characteristics. Lower-quality bonds, also commonly referred to as "non-investment-grade" bonds or "junk" bonds, are those rated below the fourth-highest category (E.G., BB to C by S&P) or bonds of comparable quality. See "Fundamentals of Fixed Income Investing - Credit Quality - High-Yield (High-Risk) Securities" for further information on the risks associated with investing in medium- and lower-quality debt obligations.

                                FUNDAMENTALS OF
                             FIXED INCOME INVESTING
The Funds may invest in a wide variety of debt obligations and other securities. (See "Implementation of Policies and Risks - Debt Obligations.") Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain debt obligations (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" the obligation before its maturity. Issuers are most likely to call such debt obligations during periods of falling interest rates. As a result, a Fund may be required to invest the unanticipated proceeds of the called obligations at lower interest rates, which may cause the Fund's income to decline.
Although the net asset values of the Funds are expected to fluctuate, the Advisor actively manages each Fund's portfolio and adjusts its average portfolio maturity according to the Advisor's interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative changes in net asset value.
PRICE VOLATILITY

The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.
MATURITY

In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. Notes, whose original maturities are two years or less, are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.
CREDIT QUALITY
The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of an obligation, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less-creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by NRSROs, which include S&P, Moody's Investor Services, Duff & Phelps Rating Co., Thomson BankWatch, Inc., and Fitch IBCA, Inc. Please refer to the Appendix in the SAI for a more detailed description of the ratings of the NRSROs.

INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:
- U.S. government securities;
- bonds or bank obligations rated in one of the four highest rating categories (E.G., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (E.G., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (E.G., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (E.G., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and

- repurchase agreements involving investment-grade debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO.

HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.

As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and/or interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.
It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.
See the Appendix for information concerning the credit quality of the Short-Term Bond, Corporate Bond, High-Yield Bond, and Short-Term High Yield

Bond Funds' investments for the fiscal year ended October 31, 1997.

                      IMPLEMENTATION OF POLICIES AND RISKS
In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the SAI.

DEBT OBLIGATIONS
The Funds may invest in any debt obligations. A Fund's authority to invest in certain types of debt obligations may be restricted or subject to objective investment criteria. For additional information on these restrictions, see "Investment Objectives and Policies."
TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations; (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) trust preferred securities - certain obligations which have characteristics of both debt and preferred stock; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and
 (xii) municipal obligations.
U.S. GOVERNMENT SECURITIES
U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include obligations of the following:
- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.
Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities
 (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.
The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a

Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.
The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.
LOAN INTERESTS

The Short-Term Bond, Corporate Bond, High-Yield Bond, and Short-Term High Yield Bond Funds may each invest a portion of their assets in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund may have a maturity of any number of days or years, and may be secured or unsecured. Loan interests, which may take the form of participation interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

FOREIGN SECURITIES AND CURRENCIES

The Short-Term Bond, Corporate Bond, High-Yield Bond, and Short-Term High Yield Bond Funds each may invest up to 25% of their net assets, and the Government Securities Fund may invest up to 20% of its net assets, directly or indirectly in foreign securities. The Government Securities Fund will limit its investments in foreign securities to those denominated in U.S. dollars. The Funds may invest in U.S. securities enhanced as to credit quality or liquidity by foreign issuers without regard to this limit. Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Short-Term Bond, Corporate Bond, High-Yield Bond, and Short-Term High Yield Bond Funds could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
The Short-Term Bond, Corporate Bond, High-Yield Bond, and Short-Term High Yield Bond Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose consistent with their investment objectives. (See "Derivative Instruments.")

REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A Fund may enter into repurchase agreements with respect to any security in which it may invest. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.
DERIVATIVE INSTRUMENTS
A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales, in which a Fund sells a security for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; (vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap";
(vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.

Derivatives may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.
The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or by lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.

A Fund may also use derivative instruments to make investments that are consistent with a Fund's investment objective but that are impracticable or not feasible in the cash market (E.G., using derivative instruments to create a synthetic security or to derive exposure to a region or asset class when cash markets are inefficient and/or illiquid). A Fund will only engage in this strategy when the Advisor reasonably believes it to be more advantageous to the Fund.

In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued or delayed-delivery securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases these types of securities, it immediately assumes the risk of ownership, including the risk of price fluctuation.
The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.

ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and
Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

Each Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986 ("IRC") and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS
Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, a Fund would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.
CASH MANAGEMENT
Each Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong

Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share. Each Fund may also participate in pooled transactions involving rush and short-term fixed income securities with other Strong Funds.

PORTFOLIO TURNOVER

Historical portfolio turnover rates for the Short-Term Bond, Government Securities, and Corporate Bond Funds are listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The annual portfolio turnover rates for the High-Yield Bond and Short-Term High Yield Bond Funds are expected to be between 200% and 300%. However, the High-Yield Bond and Short-Term High Yield Bond Funds' portfolio turnover rate may exceed 300% when the Advisor believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in capital gains.

                                ABOUT THE FUNDS
MANAGEMENT

The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively, "Advisory Agreements") with Strong Capital Management, Inc. ("Advisor"). Except for the management fee arrangements, the Advisory Agreements are substantially identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.
ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of January 31, 1998, the Advisor had over $28.6 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.
As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Government Securities Fund, .60%; and Short-Term Bond, Corporate Bond, High-Yield Bond, and Short-Term High Yield Bond Funds, .625%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.

The Advisor permits portfolio managers and other persons who may have access to information about the purchase or sale of securities in the Fund's portfolio
 ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's policy governing personal investing. The policy requires access persons to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or to the Advisor's other advisory clients. Among other things, the policy requires access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information. PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Funds.
STRONG SHORT-TERM BOND FUND

BRADLEY C. TANK. Before joining the Advisor in June 1990, Mr. Tank spent eight years at Salomon Brothers Inc., where he was a vice president and fixed income specialist and, for the last six years, a vice president. Mr. Tank received his B.A. in English in 1980 from the University of Wisconsin-Eau Claire and his M.B.A. in Finance in 1982 from the University of Wisconsin-Madison, where he also completed the Applied Securities Analysis Program. He has managed or co-managed the Strong Short-Term Bond and Government Securities Funds since he joined the Advisor. In addition, Mr. Tank chairs the Fixed Income Investment Committee.
LYLE J. FITTERER. Mr. Fitterer joined the Advisor in 1989 after receiving his

B.A. in Accounting from the University of North Dakota. Previously, he served the Advisor as a fixed income research analyst and trader. Mr. Fitterer has also served as a trader for the Advisor's equity products and as manager of the Strong Funds' fixed income accounting department. He is a Certified Public Accountant. Mr. Fitterer has co-managed the Fund since January 1996.
SHIRISH MALEKAR. Mr. Malekar joined the Advisor in January 1994. He was an international bond portfolio manager at Pacific Investment Management Company in California for the previous three years. Prior to that, he was a bond trader at Harris Bank in Chicago for one year and a bond trader at Paine Webber Incorporated in New York and Tokyo for more than two years. Mr. Malekar received his B.S. in Chemical Engineering in 1980 from the University of Bombay, India, his M.S. in Petroleum Engineering in 1982 from the University of Pittsburgh, and his M.S. in Management in 1987 from the Massachusetts Institute of Technology. Mr. Malekar has co-managed the Fund since March 1997.

                       STRONG GOVERNMENT SECURITIES FUND
BRADLEY C. TANK. Information concerning Mr. Tank is set forth above under "Strong Short-Term Bond Fund."

JOHN T. BENDER. Mr. Bender began his career with the Advisor in 1987 as an intern in the mutual fund accounting department. After receiving his B.S. in Accounting in 1988 from Marquette University, Mr. Bender became an accountant in the Advisor's shareholder and accounting compliance department. He subsequently joined the investment team as an equity trader, and later became a fixed income research analyst and trader. He is both a Chartered Financial Analyst and a Certified Public Accountant. Mr. Bender has co-managed the Corporate Bond Fund since January 1996 and the Government Securities Fund since March 1997.

                           STRONG CORPORATE BOND FUND

JEFFREY A. KOCH. Mr. Koch joined the Advisor as a portfolio manager and securities analyst in June 1989. For a brief period prior to that, he was a market-maker clerk at Fossett Corporation, a clearing firm. Mr. Koch received his B.A. in Economics in 1987 from the University of Minnesota-Morris and his M.B.A. in Finance in 1989 from Washington University in St. Louis. Mr. Koch is also a Chartered Financial Analyst. He has co- managed or managed the Fund since 1991. He has managed the Strong High-Yield Bond Fund since its inception in December 1995.

JOHN T. BENDER. Information concerning Mr. Bender is set forth above under "Strong Government Securities Fund."

IVOR E. SCHUCKING. Mr. Schucking joined the Advisor in January 1996 as a senior research analyst. Before joining the Advisor, Mr. Schucking spent seven years at Pacific Investment Management Company, where he was a credit analyst. From August 1986 until October 1988, Mr. Schucking acted as a tax consultant for Price Waterhouse. Mr. Schucking received his B.S. degree in Economics and International Business from New York University in 1986 and his M.B.A. in Finance and International Business from New York University in 1991. He has co-managed the Fund since May 1998.

STRONG HIGH-YIELD BOND FUND

JEFFREY A. KOCH. Information concerning Mr. Koch is set forth above under "Strong Corporate Bond Fund."

THOMAS M. PRICE. Mr. Price joined the Advisor in April 1996 as a research analyst. Prior to joining the Advisor, Mr. Price served at Northwestern Mutual Life Insurance as a high-yield bond analyst. From June 1989 to June 1991, Mr. Price served Houlihan, Lokey, Howard & Zukin as a financial analyst. Mr. Price received his B.B.A. degree in Finance form the University of Michigan in 1989 and his Masters of Management in Finance from the Kellogg Graduate School of Management, Northwestern University, in 1992. He has co-managed the Fund since May 1998.

STRONG SHORT-TERM HIGH YIELD BOND FUND

JEFFREY A. KOCH. Information concerning Mr. Koch is set forth above under "Strong Corporate Bond Fund."

THOMAS M. PRICE. Information concerning Mr. Price is set forth above under "Strong High-Yield Bond Fund."

TRANSFER AND DIVIDEND-DISBURSING AGENT
The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR
Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin
53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.
ORGANIZATION

SHAREHOLDER RIGHTS. Each Fund (except for the High-Yield Bond and Short-Term High Yield Bond Funds) is a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. The High-Yield Bond and Short-Term High Yield Bond Funds are series of common stock of Strong Income Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the Investment Company Act of 1940 ("1940 Act"). Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Fund to assist the shareholders in calling such a meeting.
SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see page II-1) However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.
DISTRIBUTIONS AND TAXES
PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing the Fund. The Fund must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.


The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains, and gains from foreign currency transactions, if any, annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains. Each Fund declares dividends on each day its net asset value is calculated, except for bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which a Fund's net asset value was most recently calculated.

If you have chosen to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions by the Funds of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

The Funds' distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. All state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations, although there are conditions to this treatment in some states. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.
If a Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.
YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

SHARES SOLD OR EXCHANGED. Your redemption of shares of the Funds may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of the Fund for shares of another Strong Fund. If you purchase shares of a Fund within 30 days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan." In addition, if you redeem all shares in an account at any time during a month, accrued dividends will be paid after the redemption proceeds are paid.

BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds, payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the IRC and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.

This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.
PERFORMANCE INFORMATION
Each Fund may advertise a variety of types of performance information, including "yield," "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of a Fund.

Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. The Funds' yield is a measure of the net investment income per share earned by a Fund over a specific one-month period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.

SHAREHOLDER MANUAL

HOW TO BUY SHARES                                             II-1
DETERMINING YOUR SHARE PRICE                                  II-5
HOW TO SELL SHARES                                            II-5
SHAREHOLDER SERVICES                                          II-8
REGULAR INVESTMENT PLANS                                      II-10
RETIREMENT PLAN SERVICES                                      II-11
SPECIAL SITUATIONS                                            II-11


HOW TO BUY SHARES
All the Strong Funds are 100% NO-LOAD, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because each Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order. Your money will begin earning dividends the first business day after your purchase order is accepted in proper form.
Whether you are opening a new account or adding to an existing one, the Fund provides you with several methods to buy its shares.

                              TO OPEN A NEW ACCOUNT

MAIL   BY CHECK
       Complete and sign the application. Make your check or money order payable to "Strong Funds."
       Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900
       Heritage Reserve, Menomonee Falls, Wisconsin 53051.
       BY EXCHANGE
       Call 1-800-368-3863 for instructions on establishing an account with an exchange by mail.


TELEPHONE            BY EXCHANGE
                     Call 1-800-368-3863 to establish a new account by exchanging funds from
1-800-368-3863       an existing Strong Funds account.
24 HOURS A DAY,      Sign up for telephone exchange services when you open your account. To
7 DAYS A WEEK        add the telephone exchange option to your account, call
                     1-800-368-3863 for a Shareholder Account Options Form.
                     Please note that your accounts must be identically registered and that you must exchange enough into the new account to meet the minimum initial investment.

                                      30

                  Or use STRONG DIRECTSM, Strong Funds' automated telephone response system.
                  Call 1-800-368-7550.

IN PERSON          Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800
                   368-3863 for hours and directions.
                   The Investor Center can only accept checks or money orders.

WIRE  Call 1-800-368-3863 for instructions on opening an account by wire.

AUTOMATICALLY  USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
               If you sign up for Strong's Automatic Investment Plan when you open your account and contribute monthly, Strong Funds will waive the Fund's minimum initial investment (see chart on page II-4).
               Complete the Automatic Investment Plan section on the account application.
               Mail to the address indicated on the application.

BROKER-DEALER    You may purchase shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
                 Strong Funds may only accept requests to purchase shares into a broker dealer street name account from the broker-dealer.

                         TO ADD TO AN EXISTING ACCOUNT

BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage
Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE

- Call 1-800-368-3863 for instructions on exchanging by mail.

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
Or use STRONG DIRECT SM, Strong Funds' automated telephone response system. Call 1-800-368-7550.
- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.

Call 1-800-368-3863 for instructions on adding to an account by wire.

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account.
Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one eligible Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase shares into a broker-dealer street name account from the broker-dealer.

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- Minimum Investment Requirements:


To open a regular account                                             $2,500
To open a regular IRA, Roth IRA, or one-person SEP account              $250
To open an Education IRA account                                        $500*
To open an UGMA/UTMA account                                            $250
To open a SIMPLE, SEP-IRA, Keogh, Profit Sharing                   the lesser of $250
or Money Purchase Pension Plan, or 403(b) account                  or $25 per month
To open a qualified retirement plan account where the
Advisor or a financial intermediary provides administrative services     No Minimum
To add to an existing account                                             $50

* Not eligible for the Automatic Investment Plan and No-Minimum Investment Program.
The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and invest monthly (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.

Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.
DETERMINING YOUR SHARE PRICE

Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining the NAV.

With respect to the Funds, debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional size trading units of debt securities without regard to the existence of sale or bid prices when such techniques are believed to more accurately reflect the fair market value of such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost.
HOW TO SELL SHARES
You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations - Signature Guarantees.")

                                   TO SELL SHARES
---------------------------------------------------------------------------------
MAIL
                         FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
FOR YOUR PROTECTION      Write a "letter of instruction" that includes the following information:
CERTAIN REDEMPTION       your account number, the dollar amount or number of shares you wish
REQUESTS MAY REQUIRE     to redeem, each owner's name, your street address, and the signature of
 A SIGNATURE GUARANTEE.  each owner as it appears on the account.
SEE "SPECIAL SITUATIONS  Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
 - SIGNATURE             you're using an express delivery service, send to 900 Heritage Reserve,
GUARANTEES."             Menomonee Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         Same as above. Please ensure that all trustees sign the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         Call 1-800-368-3863 for instructions.

                                      34



TELEPHONE        Sign up for telephone redemption services when you open your account by checking the "Yes" box in the appropriate section of the account
1-800-368-3863   application. To add the telephone redemption option to your account, call 1
24 HOURS A DAY,  800-368-3863 for a Shareholder Account Options Form.
7 DAYS A WEEK    Once the telephone redemption option is in place, you may sell shares by phone and arrange to receive the proceeds in one of three ways:
                 TO RECEIVE A CHECK BY MAIL
                 At no charge, we will mail a check to the address to which your account is registered.
                 TO DEPOSIT BY EFT
                 At no charge, we will transmit the proceeds by Electronic Funds
                 Transfer (EFT) to a pre-authorized bank account. Usually, the funds will arrive at your bank two banking days after we process your redemption.
                 TO DEPOSIT BY WIRE
                 For a $10 fee, we will transmit the proceeds by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next banking day after we process your redemption.
                 You may also use STRONG DIRECTSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.

CHECK WRITING    Sign up for the free check-writing privilege when you open your account.
                 To add check writing to an existing account or to order additional checks, call 1-800-368-3863.
                 Please keep in mind that all check redemptions must be for a minimum of $500 and that you cannot write a check to close an account.

AUTOMATICALLY  You can set up automatic withdrawals from your account at regular intervals. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863.

BROKER-DEALER  You may also redeem shares through broker-dealers or financial intermediaries who may charge a transaction fee.

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES
- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check or electronic transaction has cleared your bank, which generally occurs within ten calendar days.

- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND
If the Advisor determines that existing conditions make cash payments undesirable, redemption payments (including the satisfaction of redemption checks) may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS
- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.

- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In these situations, investors may want to consider using STRONGDIRECTSM, our automated telephone system, to effect such a transaction by calling 1-800-368-7550.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.
STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the STRONG DIRECTSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code.

STRONG NETDIRECTSM. Available 24 hours a day from your personal computer, STRONG NETDIRECTSM allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.

To register for netDirect, please visit our web site at http://www.strongfunds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as an annual report containing audited financial statements and a semi-annual report.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible or call us at 1-800-368-3863 if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:

1.      a written request to change the address,
2.      the account number(s) for which the address is to be changed,
3.      the new address, and
4.      the signatures of all owners of the accounts.
Please send your request to the address on the cover of this Prospectus. Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing, by telephone, or through your personal computer. By establishing exchange services, you authorize the Fund and its agents to act upon your instruction through the telephone or personal computer to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase of Fund shares. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder at any time.

CHECK-WRITING PRIVILEGES. You may also redeem shares by check in amounts of $500 or more. There is no charge for check-writing privileges. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. In addition, a check may not be honored if the check results in you redeeming more than the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and the Advisor determines that existing conditions make cash payments undesirable. Checks are supplied free of charge, and additional checks will be sent to you upon request. The Funds do not return the checks you write, although copies are available upon request.

You may place stop-payment requests on checks by calling Strong Funds at 1-800-368-3863. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by Strong Funds.
If there are insufficient cleared shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $10 will be charged to the account.
REGULAR INVESTMENT PLANS
Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking, savings, or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.

PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

To establish Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.
AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.

To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.
SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, call 1-800-368-3863. If you are interested in opening a 401(k) or other company-sponsored retirement plan
 (SIMPLE, SEP, Keogh, 403(b)(7), pension or profit sharing), call 1-800-368-2882 and a Strong Retirement Plan Specialist will help you determine which retirement plan would be best for your company. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SPECIAL SITUATIONS
POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption, wire redemption, and check writing will not be established.


If you are investing as a trustee (including trustees of a retirement plan), please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone redemption, wire redemption, and check writing will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.
FINANCIAL INTERMEDIARIES. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.

SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:
- when you add the telephone redemption or check-writing options to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $50,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

       A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                                    APPENDIX
RATINGS OF DEBT OBLIGATIONS

                   STANDARD & POOR'S  MOODY'S INVESTOR                   DUFF & PHELPS  THOMSON
DEFINITION         RATINGS GROUP      SERVICES          FITCH IBCA, INC. RATING CO.     BANKWATCH, INC.
--------------------------------------------------------------------------------------------------------
Highest quality    AAA                Aaa               AAA               AAA             AAA
High quality       AA                 Aa                AA                AA              AA
Upper medium grade A                  A                 A                 A               A

                                      41

Medium grade        BBB               Baa               BBB              BBB             BBB
Low grade           BB                Ba                BB               BB              BB
Speculative         B                 B                 B                B               B
Submarginal         CCC, CC, C        Caa, Ca           CCC, CC, C       CCC             CCC, CC
Probably in default D                 C                 DDD, DD, D       DD              D

ASSET COMPOSITION
For the fiscal year ended October 31, 1997, the following Funds' assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.

         Short-Term Bond Fund     Corporate Bond Fund         High-Yield Bond Fund      Short-Term High Yield Bond Fund
     -------------------------   -----------------------     -----------------------  ----------------------------------
                     ADVISOR'S                ADVISOR'S                    ADVISOR'S                 ADVISOR'S
                     ASSESSMENT               ASSESSMENT                   ASSESSMENT                ASSESSMENT
         RATED       OF UNRATED   RATED       OF UNRATED    RATED          OF UNRATED    RATED       OF UNRATED
RATING   SECURITIES* SECURITIES   SECURITIES* SECURITIES    SECURITIES*    SECURITIES   SECURITIES*  SECURITIES
------------------------------------------------------------------------------------------------------------------------
AAA      26.8%        ___%        10.4%         ___%          5.9%            ___%         14.5%         ___%
AA        4.5         ___          5.3          0.1           ___             ___           0.3          ___
A        12.2         2.0         10.3          0.1           0.3             ___           0.1          ___
BBB      30.7         0.3         49.3          0.4           3.4             0.3           ___          2.2
BB       22.2         1.1         20.8          0.8          27.8             2.2          18.2          2.8
B         0.2         ___          2.5          ___          49.3             3.5          52.9          5.1
CCC       ___         ___          ___          ___           3.3             4.0           3.1          0.7
CC        ___         ___          ___          ___           ___             ___           ___          0.1
C         ___         ___          ___          ___           ___             ___           ___          ___
D         ___         ___          ___          ___           ___             ___           ___          ___
Total    96.6    +    3.4 = 100%  98.6   +      1.4 = 100%   90.0     +      10.0 = 100%   89.1    +    10.9 = 100%
------------------------------------------------------------------------------------------------------------------------

* The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see the preceding table for the rating categories of the five NRSROs).

NOTES